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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            June 6, 2002


                                 FMC Corporation
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                 (Exact name of registrant specified in Charter)


               Delaware                    1-2376              94-0479804
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(State or other jurisdiction of         (Commission         (I.R.S. Employer
       incorporation)                   File Number)       Identification No.)


          1735 Market Street, Philadelphia, PA                   19103
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       (Address of principal executive offices)                 Zip Code

Registrant's telephone, including area code:   215.299.6000
                                               ------------


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         (Former name and former address, if changed since last report)

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Item 5.   Other events.

     The Company held a conference call on June 6, 2002 at 8:00 a.m. EDT that was simultaneously WebCast to discuss its public offering of common stock. The presentation and script filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference served as a basis for the conference call but is not a verbatim transcript.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               99.1 Presentation and script serving as the basis for a conference call held by FMC Corporation (the "Company") on June 6, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       FMC CORPORATION


                                       By: /s/ W. Kim Foster
                                           -------------------------------------
                                           W. Kim Foster
                                           Senior Vice President and
                                           Chief Financial Officer

Dated: June 6, 2002


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                                INDEX TO EXHIBITS

Exhibit
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  99.1         Presentation and script serving as the basis for a conference call held by FMC Corporation on June 6, 2002.



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